                                                                    Exhibit 8(j)


                                      FORM OF
                                    SCHEDULE A
                          SHAREHOLDER SERVICES AGREEMENT

FUND                                                       EFFECTIVE DATE
----                                                       --------------

A. Sweep Funds
--------------
Schwab Money Market Fund                                   May 1, 1993

Schwab Government Money Fund                               May 1, 1993

Schwab Municipal Money Fund-Sweep                          May 1, 1993
Shares

Schwab California Municipal Money                          May 1, 1993
Fund-Sweep Shares

Schwab US Treasury Money Fund                              May 1, 1993

Schwab New York Municipal Money Fund-                      November 10, 1994
Sweep Shares

Schwab New Jersey Municipal Money Fund                     January 20, 1998

Schwab Pennsylvania Municipal Money                        January 20, 1998
Fund

Schwab Florida Municipal Money Fund                        February 16, 1998

B. Other Funds
--------------
Schwab Value Advantage Money Fund-                         May 1, 1993
Investor Shares

Schwab Institutional Advantage Money                       May 1, 1993
Fund

Schwab Retirement Money Fund                               November 26, 1993

Schwab Municipal Money Fund-Value                          June 6, 1995
Advantage Shares

Schwab California Municipal Money                          June 6, 1995
Fund-Value Advantage Shares

Schwab New York Municipal Money Fund-                      June 6, 1995
Sweep Shares-Value Advantage Shares


                                       THE CHARLES SCHWAB FAMILY OF FUNDS

                                       By: _________________________________
                                       Name:    William J. Klipp
                                       Title:   Executive Vice President and
                                                Chief Operating Officer

                                       CHARLES SCHWAB & CO., INC.

                                       By: _________________________________
                                       Name:    Colleen M. Hummer
                                       Title:   Senior Vice President

                                      FORM OF
                                    SCHEDULE C
                          SHAREHOLDER SERVICES AGREEMENT

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

      FUND                                                 FEE
      ----                                                 ---
A.    Sweep Funds
      -----------
      Schwab Money Market Fund                             An annual fee, payable
                                                           monthly, of twenty
                                                           one-hundredths of one
                                                           percent (.20%) of the
                                                           Fund's average daily
                                                           net assets

      Schwab Government Money Fund                         An annual fee, payable
                                                           monthly, of twenty
                                                           one-hundredths of one
                                                           percent (.20%) of the
                                                           Fund's average daily
                                                           net assets

      Schwab Municipal Money Fund-Sweep                    An annual fee, payable
      Shares                                               monthly, of twenty
      (formerly Schwab Tax-Exempt Money Fund)              one-hundredths of one
                                                           percent (.20%) of the
                                                           Fund's average daily
                                                           net assets

      Schwab California Municipal Money Fund-              An annual fee, payable
      Sweep Shares                                         monthly, of twenty
      (formerly Schwab California Tax-Exempt               one-hundredths of one
      Money Fund)                                          percent (.20%) of the
                                                           Fund's average daily
                                                           net assets

      Schwab US Treasury Money Fund                        An annual fee, payable
                                                           monthly, of twenty
                                                           one-hundredths of one
                                                           percent (.20%) of the
                                                           Fund's average daily
                                                           net assets

      Schwab New York Municipal Money Fund-                An annual fee, payable
      Sweep Shares                                         monthly, of twenty
      (formerly Schwab New York Tax-Exempt                 one-hundredths of one
      Money Fund)                                          percent (.20%) of the
                                                           Fund's average daily
                                                           net assets

      Schwab New Jersey Municipal Money Fund               An annual fee, payable
                                                           monthly, of twenty
                                                           one-hundredths of one
                                                           percent (.20%) of the
                                                           Fund's average daily
                                                           net assets

      Schwab Pennsylvania Municipal Money                  An annual fee, payable
      Fund                                                 monthly, of twenty
                                                           one-hundredths of one
                                                           percent (.20%) of the
                                                           Fund's average daily
                                                           net assets

      Schwab Florida Municipal Money Fund                  An annual fee, payable
                                                           monthly, of twenty
                                                           one-hundredths of one
                                                           percent (.20%) of the
                                                           Fund's average daily
                                                           net assets

B.    Other Funds
      -----------
      Schwab Value Advantage Money Fund-                   An annual fee, payable
      Investor Shares                                      monthly, of twenty
                                                           one-hundredths of one
                                                           percent (.20%) of the
                                                           Fund's average daily
                                                           net assets

      Schwab Institutional Advantage Money                 An annual fee, payable
      Fund                                                 monthly, of twenty
                                                           one-hundredths of one
                                                           percent (.20%) of the
                                                           Fund's average daily
                                                           net assets

      Schwab Retirement Money Fund                         An annual fee, payable
                                                           monthly, of twenty
                                                           one-hundredths of one
                                                           percent (.20%) of the
                                                           Fund's average daily
                                                           net assets

      Schwab Municipal Money Fund-Value                    An annual fee, payable
      Advantage Shares                                     monthly, of twenty
     (formerly Schwab Tax-Exempt Money Fund)               one-hundredths of one
                                                           percent (.20%) of the
                                                           Fund's average daily
                                                           net assets

      Schwab California Municipal Money Fund-              An annual fee, payable
      Value Advantage Shares                               monthly, of twenty
      (formerly Schwab California Tax-Exempt               one-hundredths of one
      Money Fund)                                          percent (.20%) of the
                                                           Fund's average daily
                                                           net assets

      Schwab New York Municipal Money Fund-                An annual fee, payable
      Value Advantage Shares                               monthly, of twenty
      (formerly Schwab New York Tax-Exempt                 one-hundredths of one
      Money Fund)                                          percent (.20%) of the
                                                           Fund's average daily
                                                           net assets


                                       THE CHARLES SCHWAB FAMILY OF FUNDS

                                       By:  ________________________________
                                       Name:    William J. Klipp
                                       Title:   Executive Vice President and
                                                Chief Operating Officer

                                       CHARLES SCHWAB & CO., INC.

                                       By:  ________________________________
                                       Name:    Colleen M. Hummer
                                       Title:   Senior Vice President